SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 2000

                         COMMISSION FILE NUMBER 0-19467

                                 MEDAMICUS, INC.
              (Exact name of small business issuer in its charter)

             MINNESOTA                                41-1533300
     (State of Incorporation)            (IRS Employer Identification No.)

                    15301 HIGHWAY 55 WEST, PLYMOUTH, MN 55447
           (Address of principal executive office, including zip code)

                                 (612) 559-2613
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report

ITEM 5. OTHER EVENTS

On August 25, 2000, MedAmicus, Inc. (the "Company") entered into an agreement with Med-Design Corporation for the right to manufacture and distribute Med-Design's center-line retractable Safety Seldinger Introducer Needle.

The Company will market the Safety Seldinger Needle initially to its customer base in the venous access market including pacing, port and dialysis applications, as it explores with Med-Design channels of distribution into other potential markets.

The Companies have also signed an agreement to develop an innovative percutaneous delivery device using Med-Design's centerline retraction technology.

The foregoing information is only a summary and is qualified in its entirety by the information contained in the documents filed as exhibits to this Form 8-K.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

* EXHIBIT 10.1 DEVELOPMENT AND LICENSING AGREEMENT FOR SAFETY "SELDINGER" NEEDLE DEVICE BETWEEN MED-DESIGN CORPORATION AND MEDAMICUS, INC., DATED AUGUST 25, 2000 (PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CONTEMPORANEOUSLY HEREWITH).

* EXHIBIT 10.2 DEVELOPMENT AND LICENSING AGREEMENT FOR SAFETY INTRODUCER BETWEEN MED-DESIGN CORPORATION ANDMEDAMICUS, INC., DATED AUGUST 25, 2000 (PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CONTEMPORANEOUSLY HEREWITH).

* EXHIBIT 99.1 PRESS RELEASE ANNOUNCING EXECUTION OF DEVELOPMENT AND LICENSING AGREEMENTS, DATED AUGUST 28, 2000.



SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                    MEDAMICUS, INC.
Date: September 18, 2000            By: /s/ James D. Hartman
                                    President, Chief Executive Officer and Chief
                                    Financial Officer


                                       2